UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

GEE GROUP, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd. Ste. 420 Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

June 16, 2017, GEE Group, Inc. (the "Company") (NYSE MKT: JOB) announced that the Company will present today at 11:00 am Eastern Standard Time at the Marcum MicroCap Conference, with breakout sessions following. The conference is held at the Grand Hyatt Hotel in New York City. GEE's Chairman and Chief Executive Officer, Derek Dewan, will participate at the conference and in the Company's presentation, which will contain recent business highlights, including the recent acquisition and merger of SNI with and into GEE. Dewan will also discuss the Company's organic and acquisition growth strategy. A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by GEE Group, Inc. dated June 12, 2017.

99.2	GEE management presentation, Incorporated by reference to Exhibit 99.2 to the Company’s Form 8-K filed with the Commission on June 1, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC. (Registrant)

Date: June 16, 2017	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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